EXHIBIT 10.3

                                                         Barclays Bank PLC
                                                         5 The North Colonnade
                                                         Canary Wharf
                                                         London E14 4BB

                                                         Tel +44 (0)20 7623 2323

To: Wells Fargo Home Equity Asset-Backed Securities 2006-3 Trust (the "Trust" or the "Counterparty")
            Wells Fargo Bank, National Association,
            not individually, but solely as Securities Administrator
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager - WFHET 2006-3

From:       BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays")

Date:       December 21, 2006

Reference:  1493290B (the Class A-1, Class A-2, Class A-3, Class M-1,
            Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates)

                         Interest Rate Cap Confirmation
                         ------------------------------

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation, the ISDA Form or the 2000 Definitions shall have the respective meanings assigned in the Pooling and Servicing Agreement, dated and effective as of December 21, 2006, among Wells Fargo Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, National Association, in its capacity as Servicer and as Securities Administrator (the "Pooling and Servicing Agreement"). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation, together with the form of the 1992 ISDA Master Agreement (Multicurrency -- Cross Border) (the "ISDA Form"), shall supplement, form part of, and be subject to, an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law) as governing law, the election of Market Quotation and Second Method for purposes of Section 6(e) of the ISDA Form, U.S. Dollars as the Termination Currency and the additional material set forth in this Confirmation) on the Trade Date.

The terms of the particular Transaction to which this Confirmation relates are as follows:

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                                   TRADE DETAILS
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Party A:                           Barclays
--------------------------------------------------------------------------------
Party B:                           Counterparty
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Notional Amount:                   An amount equal to the lesser of:
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                                    (x) the applicable Cap Notional Amount
                                       (amortizing in accordance with the Cap
                                       Notional Amount Amortization Schedule
                                       attached in Annex I) and

                                    (y) the excess, if any of:

                                       (A)  the aggregate Class Certificate
                                            Balance of the LIBOR Certificates as
                                            of the first day of the Calculation
                                            Period over

                                       (B)  the applicable Swap Notional Amount
                                            (amortizing in accordance with the
                                            Swap Notional Amount Amortization
                                            Schedule attached in Annex II).
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Trade Date:                        December 21, 2006
--------------------------------------------------------------------------------
Effective Date:                    December 21, 2006
--------------------------------------------------------------------------------
Termination Date:                  December 25, 2010; subject to
                                   adjustment in accordance with the
                                   Modified Following Business Day
                                   Convention
--------------------------------------------------------------------------------
Fixed Amounts:
--------------------------------------------------------------------------------
Fixed Rate Payer:                  Counterparty

Fixed Rate Payer Payment Date(s):  December 21, 2006

Fixed Amount:                      USD [_____]
--------------------------------------------------------------------------------
Floating Amounts:
--------------------------------------------------------------------------------
Floating Rate Payer:               Barclays

Cap Rate:                          5.35%

Floating Rate Payer Period End     The 25th calendar day of each month
Date(s):                           during the Term of this Transaction,
                                   commencing January 25, 2007, subject to
                                   adjustment in accordance with the Modified
                                   Following Business Day Convention.

Floating Rate Payer Payment        Early Payment shall be applicable.
Date(s):                           For each Calculation Period, the
                                   Floating Rate Payer Payment Date shall be the first Business Day prior to the related
                                   Floating Rate Payer Period End Date.

Floating Rate Option:              USD-LIBOR-BBA

Floating Rate Day Count Fraction:  Actual / 360

Designated Maturity:               1 Month

Reset Dates:                       The first day in each Calculation
                                   Period

Compounding:                       Inapplicable
--------------------------------------------------------------------------------
Business Days:                     New York
--------------------------------------------------------------------------------
Calculation Agent:                 Party A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Governing Law:                     The Transaction and this
                                   Confirmation will be governed by and
                                   construed in accordance with the
                                   laws of the State of New York
                                   (without reference to choice of law
                                   doctrine except Section 5-1401 and
                                   Section 5-1402 of the New York
                                   General Obligation Law)
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                                   ACCOUNT DETAILS
--------------------------------------------------------------------------------
Payments to Barclays:              Correspondent: BARCLAYS BANK PLC NEW
                                   YORK
                                   FFED: 026002574
                                   Beneficiary: BARCLAYS SWAPS
                                   Beneficiary Account: 050-01922-8
--------------------------------------------------------------------------------
Payments to the Counterparty:      Wells Fargo Bank, National
                                   Association
                                   ABA #: 121000248
                                   Acct #: 3970771416
                                   Acct. Name: SAS Clearing
                                   Ref: For Further Credit 50975901,
                                   WFHET 2006-3 Supplemental Interest
                                   Trust Account
--------------------------------------------------------------------------------
                                   OFFICES
--------------------------------------------------------------------------------
Barclays:                          Address for Notices:
                                   5 THE NORTH COLONNADE
                                   CANARY WHARF
                                   E14 4BB
                                   Tel: 44(20) 77736461
                                   Fax: 44(20) 77736810
--------------------------------------------------------------------------------
Counterparty:                      Address for Notices:
                                   Wells Fargo Bank, National
                                   Association
                                   9062 Old Annapolis Road
                                   Columbia, Maryland 21045
                                   Attention: Client Manager -WFHET
                                   2006-3
                                   Tel: (410) 884-2000
                                   Fax: (410) 715-2380
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Miscellaneous Provisions with respect to the ISDA Form

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form will apply to any Transaction.

2) Termination Provisions. For purposes of the Agreement:

(a) "Specified Entity" means in relation to Party A for the purpose of the
Agreement:

      Section 5(a)(v): None;
      Section 5(a)(vi): None;
      Section 5(a)(vii): None;
      Section 5(b)(iv): None;

      and in relation to Party B for the purpose of this Agreement:

      Section 5(a)(v): None;
      Section 5(a)(vi): None;
      Section 5(a)(vii): None;
      Section 5(b)(iv): None.

(b) "Specified Transaction" shall have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party A and Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i) The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement are hereby amended as follows: "(2) becomes insolvent or is unable to pay its debts (other than payments due to holders of its subordinate certificates) or fails or admits in writing its inability generally to pay its debts (other than payments to holders of its subordinate certificates) as they become due;".

(j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B; provided that where there is an Event of Default under Section 5(a)(vii)(1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), and the Defaulting Party is governed by a system of law that does not permit termination to take place after the occurrence of such Event of Default, then the Automatic Early Termination provisions of
Section 6(a) will apply; provided, however, that this proviso shall only apply with respect to an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, Section 5(a)(vii)(8), if the proceeding is instituted by, or the relevant petition is presented to a court or other authority in the jurisdiction where the Defaulting Party is incorporated.

If an Early Termination Date has occurred under Section 6(a) of the Agreement as a result of Automatic Early Termination, and if the Non-defaulting Party determines that it has either sustained or incurred a loss or damage or benefited from a gain in respect of any Transaction, as a result of movement in interest rates, currency exchange rates, other relevant rates or market quotations between the Early Termination Date and the date upon which the Non-defaulting Party first becomes aware that such Event of Default has occurred under Section 6(a) of the Agreement, then without any duplication (i) the amount of such loss or damage shall be added to the amount due by the Defaulting Party or deducted from the amount due by the Non-defaulting Party, as the case may be (in both cases pursuant to Section 6(e)(i)(3) of the Agreement); or (ii) the amount of such gain shall be deducted from the amount due by the Defaulting Party or added to the amount due by the Non-defaulting Party, as the case may be (in both cases pursuant to Section 6(e)(i)(3) of the Agreement).

(k) Payments on Early Termination. For the purpose of Section 6(e) of the
Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(l) "Termination Currency" means United States Dollars.

3) Tax Representations.

      Payer Tax Representations. For the purpose of Section 3(e), each of Barclays and the Counterparty makes the following representation:

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

      Barclays Payee Tax Representations. For the purpose of Section 3(f), Barclays makes the following representations:

            With respect to payments made to Barclays which are not effectively connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

            With respect to payments made to Barclays which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

      Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

            Counterparty represents that it is a trust formed under the Pooling and Servicing Agreement and is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

4) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to    Form/Document/            Date by which to be
deliver document      Certificate                 delivered
----------------    ---------------------      ----------------------

Barclays            Any document required      Promptly after the
                    or reasonably              earlier of
                    requested to allow         (i) reasonable
                    Party B to make            demand by Party B or
                    payments under this        (ii) learning that
                    Agreement without any      such form or
                    deduction or               document is required.
                    withholding for or on
                    the account of any
                    Tax or with such
                    deduction or
                    withholding at a
                    reduced rate.

Counterparty        (i) A correct,             In each case (a)
                    complete and duly          upon entering into
                    executed IRS Form W-9      this Agreement,
                    (or any successor          provided however,
                    thereto) of the Trust      with respect to (i),
                    that eliminates U.S.       Party B shall apply
                    federal withholding        for the employer
                    and backup                 identification
                    withholding tax on         number of the Trust
                    payments under this        promptly upon
                    Agreement, (ii) if         entering into this
                    requested by Party A,      Agreement and
                    a correct, complete        deliver the related
                    and executed Form          correct, complete
                    W-8IMY of the Trust,       and duly executed
                    and (iii) a complete       IRS Form W-9
                    and executed IRS Form      promptly upon
                    W-9, W-8BEN, W-8ECI,       receipt, and in any
                    or W-8IMY (with            event, no later than
                    attachments) (as           the first Payment
                    appropriate) from          Date of this
                    each                       Transaction;  (b) in
                    Certificateholder          the case of a
                    that is not an             W-8ECI, W-8IMY, and
                    "exempt recipient" as      W-8BEN that does not
                    that term is defined       include a U.S.
                    in Treasury                taxpayer
                    regulations section        identification
                    1.6049-4(c)(1)(ii),        number in line 6,
                    that eliminates U.S.       before December 31
                    federal withholding        of each third
                    and backup                 succeeding calendar
                    withholding tax on         year, (c) promptly
                    payments under this        upon reasonable
                    Agreement.                 demand by Party A,
                                               and (d) promptly upon learning
                                               that any such Form previously
                                               provided by Party B has become
                                               obsolete or incorrect.

(2) Other documents to be delivered are:

Party required                                            Covered by
  to deliver       Form/Document/      Date by which        Section 3(d)
   document         Certificate       to be delivered      Representation
------------        -----------       ---------------      --------------

Counterparty       An opinion of       Effective Date      No
                   Counterparty's
                   counsel
                   addressed to
                   Barclays in
                   form and
                   substance
                   reasonably
                   acceptable to
                   Barclays.

Barclays           An opinion of       Effective Date      No
                   Securities
                   Administrator's
                   counsel
                   addressed to
                   Counterparty in
                   form and
                   substance
                   reasonably
                   acceptable to
                   Counterparty.

Barclays and the   A certificate       Effective Date      Yes
Counterparty       of an
                   authorized
                   officer of the
                   party (except
                   with respect to
                   Party B, from
                   the Securities
                   Administrator),
                   as to the
                   incumbency and
                   authority of
                   the respective
                   officers of the
                   party signing
                   this Agreement,
                   any relevant
                   Credit Support
                   Document, or
                   any
                   Confirmation,
                   as the case may
                   be.

Counterparty       The Pooling and     Within 30 days      Yes
                   Servicing           of December 21,
                   Agreement           2006.

5) Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Barclays:

            Address:    5 THE NORTH COLONNADE
                        CANARY WHARF
                        E14 4BB

            Facsimile:  44(20) 77736461

            Telephone:  44(20) 77736810

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    Wells Fargo Bank, National Association
                        9062 Old Annapolis Road
                        Columbia, Maryland  21045
                        Attention: Client Manager - WFHET 2006-3

            Telephone:  (410) 884-2000

            Facsimile:  (410) 715-2380

(b) Process Agent. For the purpose of Section 13(c):

            Barclays appoints as
            its Process Agent:            Not Applicable

            The Counterparty appoints
            as its Process Agent:         Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Barclays is not a Multibranch Party.

      Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Barclays.

(f) Credit Support Document. Not applicable.

(g) Credit Support Provider.

      Barclays: Not Applicable

      Counterparty: Not Applicable

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

(k) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement.

6) Additional Representations:

Subject to Section 7(b) of this Confirmation, each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

(a) Non-Reliance. Barclays is acting for its own account and Wells Fargo Bank, National Association is acting as Securities Administrator for the Trust under the Pooling and Servicing Agreement and not for its own account. Each party has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

(c) Status of Parties. The other party is not acting as an agent, fiduciary for or an adviser to it in respect of the Transaction.

(d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

(e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

7) Other Provisions:

(a) Fully-Paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or
Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(b) Securities Administrator Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not individually or personally but solely as Securities Administrator of the Trust under the Pooling and Servicing Agreement pursuant to which the Trust was formed, in the exercise of the powers and authority conferred upon and vested in it, and pursuant to instructions set forth therein, (ii) each of the representations, undertakings and agreements by Wells Fargo Bank, National Association is made and intended not as a personal representation, undertaking or agreement of Wells Fargo Bank, National Association, but solely for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as imposing any liability upon Wells Fargo Bank, National Association, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Wells Fargo Bank, National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation, the Agreement or any related document.

(c) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates, provided that nothing herein will preclude, or be deemed to estop, Party A from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding pertaining to Party B after it has been commenced.

(d) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction, provided that nothing herein shall be construed to waive or otherwise limit the netting provisions contained in Section 2(c) or 6(e) of this Agreement.

(e) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(f)   Additional Termination Events.

      (i) The following Additional Termination Event will apply, with respect to Party B as the sole Affected Party:

      Upon the irrevocable direction to dissolve or otherwise terminate the Trust following which all assets of the Trust will be required to be liquidated and the proceeds of such liquidation will be required to be distributed to the Certificateholders.

      (ii) The following Additional Termination Events will apply, in each case with respect to Party A as the sole Affected Party:

            (A) If (1) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB (as defined below) and (2) Party A has not, within 30 days after receipt of a 10% Disclosure Request complied with the provisions set forth in clauses (ii) and (iii) of Paragraph 7(g) below (provided that if the significance percentage is 10% or more and less than 20% when the 10% Disclosure Request (as defined below) is made or reaches 10% after a 10% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses
      (ii) and (iii) of Paragraph 7(g) below within 3 calendar days of Party A being informed of the significance percentage reaching 10% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

            (B) If (1) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (2) Party A has not, within 30 days after receipt of a 20% Disclosure Request (as defined below) complied with the provisions set forth in clauses (iv) and (v) of Paragraph 7(g) below (provided that if the significance percentage is 20% or more when the 20% Disclosure Request is made or reaches 20% after a 20% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (iv) and (v) of Paragraph 7(g) below within 3 calendar days of Party A being informed of the significance percentage reaching 20% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(g) Compliance with Regulation AB

      (i) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor, acting on behalf of the Issuing Entity, is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation AB"), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to eight (8) percent or more but less than eighteen (18) percent, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in Item 1115(b)(1) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent, along with any necessary auditors' consent (such request, a "10% Disclosure Request" and such requested information, subject to the last sentence of this paragraph, is the "10% Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 10% Disclosure Request. The parties hereto further agree that the 10% Financial Disclosure provided to meet the 10% Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

      (iii) Upon the occurrence of a 10% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 10% Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 10% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure. Any such 10% Financial Disclosure provided pursuant to this paragraph (iii) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 10% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

      (iv) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to eighteen (18) percent or more, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in
      Item 1115(b)(2) of Regulation AB that would have been required if the significance percentage had in fact increased to twenty (20) percent, along with any necessary auditors consent (such request, a "20% Disclosure Request" and such requested information is the "20% Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 20% Disclosure Request.

      (v) Upon the occurrence of a 20% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 20% Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 20% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure. Any such 20% Financial Disclosure provided pursuant to this paragraph (v) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 20% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

NEITHER BARCLAYS BANK PLC NOR ANY SUBSIDIARY OR AFFILIATE OF BARCLAYS BANK PLC IS A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both
(i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction as against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

For and on behalf of                     For and on behalf of
BARCLAYS BANK PLC                        Wells Fargo Home Equity Asset-Backed
                                         Securities 2006-3 Trust
                                         By: Wells Fargo Bank, National
                                             Association, not individually, but
                                             solely as Securities Administrator

/s/ Shain Kalmanowitz                    /s/ Carla S. Walker
-----------------------                  -------------------
NAME  Shain Kalmanowitz                  NAME   Carla S. Walker
Authorised Signatory                     Authorised Signatory
Date: December 21, 2006                  Date: December 21, 2006

Barclays Bank PLC and its affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Ave, New York, New York 10166.

                                   Annex I

                  Cap Notional Amount Amortization Schedule

                                      Cap
          Period      Period        Notional
           Start        End          Amount
Period     Date        Date         (in USD)
------   ---------   ---------   --------------
1        21-Dec-06   25-Jan-07             0.00
2        25-Jan-07   25-Feb-07     7,393,312.02
3        25-Feb-07   25-Mar-07    14,967,649.13
4        25-Mar-07   25-Apr-07    22,682,156.00
5        25-Apr-07   25-May-07    30,494,471.34
6        25-May-07   25-Jun-07    38,361,011.59
7        25-Jun-07   25-Jul-07    46,237,214.52
8        25-Jul-07   25-Aug-07    54,077,982.14
9        25-Aug-07   25-Sep-07    61,837,938.54
10       25-Sep-07   25-Oct-07    69,471,583.31
11       25-Oct-07   25-Nov-07    76,933,996.19
12       25-Nov-07   25-Dec-07    84,180,583.65
13       25-Dec-07   25-Jan-08    91,168,046.21
14       25-Jan-08   25-Feb-08    97,851,513.16
15       25-Feb-08   25-Mar-08   104,119,377.26
16       25-Mar-08   25-Apr-08   109,940,427.83
17       25-Apr-08   25-May-08   115,298,009.96
18       25-May-08   25-Jun-08   120,177,294.77
19       25-Jun-08   25-Jul-08   124,566,079.96
20       25-Jul-08   25-Aug-08   128,254,895.41
21       25-Aug-08   25-Sep-08   131,270,132.24
22       25-Sep-08   25-Oct-08   133,661,691.07
23       25-Oct-08   25-Nov-08   132,949,788.23
24       25-Nov-08   25-Dec-08   118,754,209.48
25       25-Dec-08   25-Jan-09   103,767,862.93
26       25-Jan-09   25-Feb-09    91,477,068.12
27       25-Feb-09   25-Mar-09    80,842,911.28
28       25-Mar-09   25-Apr-09    72,006,062.63
29       25-Apr-09   25-May-09    81,367,380.72
30       25-May-09   25-Jun-09    97,517,904.51
31       25-Jun-09   25-Jul-09   110,973,057.17
32       25-Jul-09   25-Aug-09   121,303,070.83
33       25-Aug-09   25-Sep-09   121,462,078.94
34       25-Sep-09   25-Oct-09   114,815,909.30
35       25-Oct-09   25-Nov-09   126,594,078.28
36       25-Nov-09   25-Dec-09   122,715,314.35
37       25-Dec-09   25-Jan-10   118,800,113.78
38       25-Jan-10   25-Feb-10   115,124,359.74
39       25-Feb-10   25-Mar-10   111,174,646.11
40       25-Mar-10   25-Apr-10   107,184,050.86
41       25-Apr-10   25-May-10   103,336,100.41
42       25-May-10   25-Jun-10    99,710,047.77
43       25-Jun-10   25-Jul-10    96,334,797.13
44       25-Jul-10   25-Aug-10    93,215,282.82
45       25-Aug-10   25-Sep-10    90,344,315.70
46       25-Sep-10   25-Oct-10    87,708,211.67
47       25-Oct-10   25-Nov-10    85,154,540.58
48       25-Nov-10   25-Dec-10    82,660,019.57

                                   Annex II

                   Swap Notional Amount Amortization Schedule


          Period      Period          Swap          Day
           Start        End         Notional       Count
Period     Date        Date          Amount       Fraction
------   ---------   ---------   --------------   --------
1        21-Dec-06   25-Jan-07   840,000,000.00    30/360
2        25-Jan-07   25-Feb-07   831,980,460.50    30/360
3        25-Feb-07   25-Mar-07   808,769,997.42    30/360
4        25-Mar-07   25-Apr-07   784,819,747.74    30/360
5        25-Apr-07   25-May-07   760,205,936.23    30/360
6        25-May-07   25-Jun-07   735,007,489.27    30/360
7        25-Jun-07   25-Jul-07   709,305,758.38    30/360
8        25-Jul-07   25-Aug-07   683,183,762.13    30/360
9        25-Aug-07   25-Sep-07   656,725,889.56    30/360
10       25-Sep-07   25-Oct-07   630,017,903.27    30/360
11       25-Oct-07   25-Nov-07   603,145,564.13    30/360
12       25-Nov-07   25-Dec-07   576,196,509.78    30/360
13       25-Dec-07   25-Jan-08   549,255,875.52    30/360
14       25-Jan-08   25-Feb-08   522,417,668.94    30/360
15       25-Feb-08   25-Mar-08   495,983,587.71    30/360
16       25-Mar-08   25-Apr-08   470,038,057.12    30/360
17       25-Apr-08   25-May-08   444,626,636.10    30/360
18       25-May-08   25-Jun-08   419,792,100.34    30/360
19       25-Jun-08   25-Jul-08   395,566,655.07    30/360
20       25-Jul-08   25-Aug-08   372,664,170.79    30/360
21       25-Aug-08   25-Sep-08   351,088,581.11    30/360
22       25-Sep-08   25-Oct-08   330,791,684.75    30/360
23       25-Oct-08   25-Nov-08   311,696,060.06    30/360
24       25-Nov-08   25-Dec-08   293,767,513.97    30/360
25       25-Dec-08   25-Jan-09   276,895,133.20    30/360
26       25-Jan-09   25-Feb-09   261,015,482.49    30/360
27       25-Feb-09   25-Mar-09   246,069,039.63    30/360
28       25-Mar-09   25-Apr-09   231,903,573.30    30/360
29       25-Apr-09   25-May-09   201,451,073.16    30/360
30       25-May-09   25-Jun-09   173,214,016.64    30/360
31       25-Jun-09   25-Jul-09   149,604,912.44    30/360
32       25-Jul-09   25-Aug-09   129,828,984.85    30/360
33       25-Aug-09   25-Sep-09   113,229,880.23    30/360
34       25-Sep-09   25-Oct-09    99,265,388.91    30/360
35       25-Oct-09   25-Nov-09    87,487,219.93    30/360
36       25-Nov-09   25-Dec-09    77,519,120.93    30/360
37       25-Dec-09   25-Jan-10    69,054,063.45    30/360
38       25-Jan-10   25-Feb-10    61,842,646.74    30/360
39       25-Feb-10   25-Mar-10    56,159,668.21    30/360
40       25-Mar-10   25-Apr-10    51,580,670.15    30/360
41       25-Apr-10   25-May-10    47,767,039.53    30/360
42       25-May-10   25-Jun-10    44,513,343.87    30/360
43       25-Jun-10   25-Jul-10    41,685,827.57    30/360
44       25-Jul-10   25-Aug-10    39,193,164.78    30/360
45       25-Aug-10   25-Sep-10    36,970,518.43    30/360
46       25-Sep-10   25-Oct-10    34,970,075.91    30/360
47       25-Oct-10   25-Nov-10    33,095,671.51    30/360
48       25-Nov-10   25-Dec-10    31,327,566.78    30/360

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